Exhibit 99.1
Secureworks Reports Third Quarter Fiscal 2021 Results

ATLANTA, Ga, Dec. 3, 2020

News Summary
•Achieved third quarter revenue of $141.6 million. GAAP gross margin increased to a record 57.9 percent during the quarter and non-GAAP gross margin increased to a record 60.7 percent.
•Nearly 300 customers on our cloud-native Threat Detection and Response (TDR) security application.
•Significant sequential ARR growth of 25 percent from TDR and Managed Detection and Response (MDR) security analytics offerings.
•Offering customers a compelling alternative to legacy SIEMs through the addition of log retention and flexible reporting to our TDR application.
•Expanded software portfolio with Vulnerability, Detection and Prioritization (VDP) application.
Secureworks (NASDAQ: SCWX), a leader in software-driven security solutions, today announced financial results for its third fiscal quarter, which ended on October 30, 2020. For the quarter, the company increased both GAAP and non-GAAP revenue 0.2 percent to $141.6 million from $141.3 million in the same period in the prior year. GAAP gross margin increased to 57.9 percent during the quarter, from 56.4 percent in the same period in the prior year. Non-GAAP gross margin increased to 60.7 percent from 59.2 percent in the third quarter of fiscal 2020. GAAP net loss of $3.6 million, or $0.04 per share, in the third quarter of fiscal 2021, improved from $7.9 million, or $0.10 per share, in the same period in the prior year. Non-GAAP net income was $6.7 million, or $0.08 per share, in the third quarter of fiscal 2021, compared with a non-GAAP net income of $0.8 million, or $0.01 per share, in the same period in the prior year. Adjusted EBITDA for the quarter increased to $11.3 million from $5.8 million in the third quarter of fiscal 2020.
"Our ability to outpace and outmaneuver adversaries at scale requires an integrated software platform accelerated by the power of the community, " said Michael R. Cote, Chief Executive Officer of Secureworks. "Nearly 300 customers have now chosen our cloud-native security analytics platform to transform the way they secure their environments.”
“We’re pleased with our record GAAP and non-GAAP gross margin performance in the third quarter, as well as the continued significant growth and investment in our cloud-based SaaS security analytics platform,” said Paul Parrish, Chief Financial Officer of Secureworks.

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its third quarter fiscal 2021 results on Dec. 3, 2020, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at http://investors.secureworks.com. The webcast and supplemental information will be archived at the same location for one year.

Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of each of the foregoing non-GAAP financial measures to the most directly comparable GAAP financial measure is provided below for each of the fiscal periods indicated.

Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors, including those relating to, among others: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the rapidly evolving market in which the Company operates; the Company’s reliance on personnel with extensive information security expertise; fluctuations in the Company’s quarterly results and other operating measures; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s ability to continue expansion of its sales force; the Company’s long and unpredictable sales cycles; risks associated with the Company’s international sales and operations; the effect of Brexit on the Company’s operations; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber attacks or other data security incidents; the effect of adverse legislative or regulatory tax changes or unfavorable outcomes in tax audits and other tax compliance matters; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; the Company’s recognition of revenue ratably over the terms of its managed security and threat intelligence contracts; estimates or judgments relating to the Company’s critical accounting policies; the Company’s exposure to fluctuations in currency exchange rates; the effect of governmental export or import controls on the Company’s business; the Company’s compliance with the Foreign Corrupt Practices Act and similar laws; the Company’s ability to maintain effective disclosure controls and procedures; the effect of natural disasters, public health issues and other catastrophic events on the Company’s ability to serve its customers, including the coronavirus (COVID-19) pandemic; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; and risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K, as well as in the Company’s other SEC filings.  Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether as a result of circumstances or events that arise after the date the statements are made, new information or otherwise.

About Secureworks
Secureworks® (NASDAQ: SCWX), a global cybersecurity leader, enables our customers and partners to outpace and outmaneuver adversaries with more precision, so they can rapidly adapt and respond to market forces to meet their business needs. With a unique combination of cloud-native, SaaS security platform and intelligence-driven security solutions, informed by 20+ years of threat intelligence and research, no other security platform is grounded and informed with this much real-world experience.
www.secureworks.com

Contact Information
Investor Inquiries:
Richie Downum
Investor Relations Director
404-235-1021
rdownum@secureworks.com
Media Inquiries:
Derek Delano
Corporate Communications
617-335-9516
press@secureworks.com

(Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 30, 2020	November 1, 2019	October 30, 2020	November 1, 2019
Net revenue	$141,641	$141,332	$421,298	$410,779
Cost of revenue	59,613	61,568	182,422	188,004
Gross margin	82,028	79,764	238,876	222,775
Research and development	27,608	24,095	75,790	71,600
Sales and marketing	34,810	40,726	107,886	116,966
General and administrative	24,508	25,078	73,824	73,862
Total operating expenses	86,926	89,899	257,500	262,428
Operating loss	(4,898)	(10,135)	(18,624)	(39,653)
Interest and other, net	(79)	(1,257)	944	961
Loss before income taxes	(4,977)	(11,392)	(17,680)	(38,692)
Income tax benefit	(1,369)	(3,484)	(5,309)	(12,254)
Net loss	$(3,608)	$(7,908)	$(12,371)	$(26,438)

Loss per common share (basic and diluted)	$(0.04)	$(0.10)	$(0.15)	$(0.33)

Weighted-average common shares outstanding (basic and diluted)	81,474	80,518	81,276	80,553

Percentage of Total Net Revenue
Gross margin	57.9%	56.4%	56.7%	54.2%
Research and development	19.5%	17.0%	18.0%	17.4%
Sales and marketing	24.6%	28.8%	25.6%	28.5%
General and administrative	17.3%	17.7%	17.5%	18.0%
Operating expenses	61.4%	63.6%	61.1%	63.9%
Operating loss	(3.5)%	(7.2)%	(4.4)%	(9.7)%
Loss before income taxes	(3.5)%	(8.1)%	(4.2)%	(9.4)%
Net loss	(2.5)%	(5.6)%	(2.9)%	(6.4)%
Effective tax rate	27.5%	30.6%	30.0%	31.7%
Note: Percentage growth rates are calculated based on underlying data in thousands

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	October 30, 2020	January 31, 2020
Assets:
Current assets:
Cash and cash equivalents	$188,048	$181,838
Accounts receivable, net	107,907	111,798
Inventories, net	690	746
Other current assets	25,992	27,449
Total current assets	322,637	321,831
Property and equipment, net	19,669	27,606
Operating lease right-of-use assets, net	22,421	23,463
Goodwill	425,314	416,487
Intangible assets, net	164,928	180,052
Other non-current assets	76,488	78,592
Total assets	$1,031,457	$1,048,031
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$20,874	$18,690
Accrued and other	88,208	98,855
Short-term deferred revenue	173,536	175,847
Total current liabilities	282,618	293,392
Long-term deferred revenue	9,930	12,690
Operating lease liabilities, non-current	22,828	24,669
Other non-current liabilities	48,932	50,400
Total liabilities	364,308	381,151
Stockholders' equity	667,149	666,880
Total liabilities and stockholders' equity	$1,031,457	$1,048,031

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended
	October 30, 2020	November 1, 2019
Cash flows from operating activities:
Net loss	$(12,371)	$(26,438)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	30,978	32,017
Stock-based compensation expense	17,675	15,617
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	(1,190)	(102)
Income tax benefit	(5,309)	(12,254)
Other non cash impacts	150	1,830
Provision for doubtful accounts	1,871	1,651
Changes in assets and liabilities:
Accounts receivable	2,296	21,689
Net transactions with parent	5,586	(18,571)
Inventories	56	(438)
Other assets	5,593	10,838
Accounts payable	2,668	9,086
Deferred revenue	(4,820)	9,848
Accrued and other liabilities	(14,749)	(8,921)
Net cash provided by operating activities	28,434	35,852
Cash flows from investing activities:
Capital expenditures	(2,181)	(12,082)
Acquisition of business, net of cash acquired	(15,081)	—
Net cash used in investing activities	(17,262)	(12,082)
Cash flows from financing activities:
Taxes paid on vested restricted shares	(4,962)	(8,197)
Purchases of stock for treasury	—	(6,377)
Net cash used in financing activities	(4,962)	(14,574)
Net increase in cash and cash equivalents	6,210	9,196
Cash and cash equivalents at beginning of the period	181,838	129,592
Cash and cash equivalents at end of the period	$188,048	$138,788

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of the Company’s reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Non-GAAP Financial Measures” in our periodic reports filed with the SEC. The Company encourages investors to review its GAAP results in conjunction with the presentation of non-GAAP financial measures.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 30, 2020	November 1, 2019	October 30, 2020	November 1, 2019
GAAP and non-GAAP revenue	$141,641	$141,332	$421,298	$410,779

GAAP gross margin	$82,028	$79,764	$238,876	$222,775
Amortization of intangibles	3,646	3,559	10,754	10,529
Stock-based compensation expense	255	353	1,008	1,009
Non-GAAP gross margin	$85,929	$83,676	$250,638	$234,313

GAAP research and development expenses	$27,608	$24,095	$75,790	$71,600
Stock-based compensation expense	(793)	(996)	(3,181)	(3,157)
Non-GAAP research and development expenses	$26,815	$23,099	$72,609	$68,443

GAAP sales and marketing expenses	$34,810	$40,726	$107,886	$116,966
Stock-based compensation expense	(1,072)	(691)	(2,695)	(2,389)
Non-GAAP sales and marketing expenses	$33,738	$40,035	$105,191	$114,577

GAAP general and administrative expenses	$24,508	$25,078	$73,824	$73,862
Amortization of intangibles	(3,524)	(3,524)	(10,571)	(10,571)
Stock-based compensation expense	(3,961)	(3,052)	(10,791)	(9,062)
Non-GAAP general and administrative expenses	$17,023	$18,502	$52,462	$54,229

GAAP operating loss	$(4,898)	$(10,135)	$(18,624)	$(39,653)
Amortization of intangibles	7,170	7,083	21,325	21,100
Stock-based compensation expense	6,081	5,092	17,675	15,617
Non-GAAP operating income (loss)	$8,353	$2,040	$20,376	$(2,936)

GAAP net loss	$(3,608)	$(7,908)	$(12,371)	$(26,438)
Amortization of intangibles	7,170	7,083	21,325	21,100
Stock-based compensation expense	6,081	5,092	17,675	15,617
Aggregate adjustment for income taxes	(2,917)	(3,438)	(8,998)	(11,997)
Non-GAAP net income (loss)	$6,726	$829	$17,631	$(1,718)

GAAP loss per share	$(0.04)	$(0.10)	$(0.15)	$(0.33)
Amortization of intangibles	0.09	0.09	0.26	0.26
Stock-based compensation expense	0.08	0.06	0.22	0.19
Aggregate adjustment for income taxes	(0.04)	(0.04)	(0.11)	(0.15)
Non-GAAP earnings (loss) per share *	$0.08	$0.01	$0.22	$(0.02)

* Sum of reconciling items may differ from total due to rounding of individual components

GAAP net loss	$(3,608)	$(7,908)	$(12,371)	$(26,438)
Interest and other, net	79	1,257	(944)	(961)
Income tax benefit	(1,369)	(3,484)	(5,309)	(12,254)
Depreciation and amortization	10,106	10,869	30,978	32,017
Stock-based compensation expense	6,081	5,092	17,675	15,617
Adjusted EBITDA	$11,289	$5,826	$30,029	$7,981

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
Percentage of Total Net Revenue	October 30, 2020	November 1, 2019	October 30, 2020	November 1, 2019

GAAP gross margin	57.9%	56.4%	56.7%	54.2%
Non-GAAP adjustment	2.8%	2.8%	2.8%	2.8%
Non-GAAP gross margin	60.7%	59.2%	59.5%	57.0%

GAAP research and development expenses	19.5%	17.0%	18.0%	17.4%
Non-GAAP adjustment	(0.6)%	(0.7)%	(0.8)%	(0.7)%
Non-GAAP research and development expenses	18.9%	16.3%	17.2%	16.7%

GAAP sales and marketing expenses	24.6%	28.8%	25.6%	28.5%
Non-GAAP adjustment	(0.8)%	(0.5)%	(0.6)%	(0.6)%
Non-GAAP sales and marketing expenses	23.8%	28.3%	25.0%	27.9%

GAAP general and administrative expenses	17.3%	17.7%	17.5%	18.0%
Non-GAAP adjustment	(5.3)%	(4.6)%	(5.0)%	(4.8)%
Non-GAAP general and administrative expenses	12.0%	13.1%	12.5%	13.2%

GAAP operating loss	(3.5)%	(7.2)%	(4.4)%	(9.7)%
Non-GAAP adjustment	9.4%	8.6%	9.2%	9.0%
Non-GAAP operating income (loss)	5.9%	1.4%	4.8%	(0.7)%

GAAP net loss	(2.5)%	(5.6)%	(2.9)%	(6.4)%
Non-GAAP adjustment	7.2%	6.2%	7.1%	6.0%
Non-GAAP net income (loss)	4.7%	0.6%	4.2%	(0.4)%